State Street Bank and Trust Company

Fund Administration – Legal

4 Copley Place, 5th Floor

Boston, MA 02116

March 9, 2012

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:    The China Fund, Inc. (the “Fund”)

          File No. 811-05749

Dear Sir/Madam:

On behalf of the above referenced Fund, transmitted herewith for filing pursuant to Rule 14a-6(a) of Regulation 14A under the Securities Exchange Act of 1934 (the “1934 Act”) is a preliminary copy of the Notice and Proxy Statement to be sent to stockholders in connection with the Special Meeting of Stockholders of the Fund to be held on April 5, 2012. The close of business on March 19, 2012 is the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

The Special Meeting will be held for the purpose of resubmitting Proposal 2, approval of the proposed Investment Advisory and Management Agreement and the proposed Direct Investment Management Agreement between the Fund and RCM Asia Pacific Limited, that was considered and not approved at the Annual Stockholders Meeting held on March 8, 2012. The accompanying preliminary proxy statement is virtually identical to the definitive proxy statement filed on February 17, 2012 (SEC Accession No. 0001193125-12-066869) with the exception of the deletion of Proposal 1, election of Directors, and the changes in dates.

Pursuant to Rule 14a-6(i)(2) of the 1934 Act, no fee is required for this filing.

If you have any questions concerning this filing, you may contact me at (617) 662-1745.

Very truly yours,

/s/ Tracie A. Coop
Tracie A. Coop Vice President and Senior Counsel